                          OPPENHEIMER SMALL- & MID- CAP VALUE FUND
                         Supplement dated February 27, 2007 to the
                             Prospectus dated February 26, 2007

This supplement amends the Prospectus of Oppenheimer Small- & Mid- Cap Value Fund (the
"Fund"). The section entitled "Portfolio Managers" on page 15 is deleted in its entirety and replaced with the following:

   Portfolio Manager.  The Fund's portfolio is managed by John Damian who is primarily responsible for the day-to-day management of the Fund's investments.

         Mr. Damian has been a portfolio manager of the Fund since October 2001 and a
         Vice President of the Fund since December 2001. He has been Head of Value
         Equity Investments and Senior Vice President of the Manager since February
         2007. He was Vice President of the Manager from September 2001 until
         February 2007 and is an officer of one other portfolio in the
         OppenheimerFunds complex.

         The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

February 27, 2007                                            PS0251.036